UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2026

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Aspen Grove Drive, Suite 900 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Departure

On April 23, 2026, Acadia Healthcare Company, Inc. (“Acadia” or the “Company”) announced that Todd Young will resign as Chief Financial Officer of Acadia, effective as of April 30, 2026.

Interim Chief Financial Officer Appointment

Also on April 23, 2026, Acadia announced that Acadia’s Board of Directors (the “Board”) has appointed David M. Duckworth as the Interim Chief Financial Officer of Acadia, effective as of the May 1, 2026. Mr. Duckworth has also been designated as the Company’s principal financial officer.

Mr. Duckworth, age 46, previously served as Chief Financial Officer of Acadia from July 2012 to July 2023, having joined Acadia as Controller in April 2011 and becoming Chief Accounting Officer in January 2012 and Chief Financial Officer in July 2012. From May 2010 to April 2011, Mr. Duckworth served as Director of Finance at Emdeon Inc., a leading provider of revenue and payment cycle management and clinical information exchange solutions. Prior to joining Emdeon, Mr. Duckworth was a Manager with Ernst & Young LLP, which he joined in 2002.

There are no arrangements or understandings between Mr. Duckworth and any other person pursuant to which Mr. Duckworth was appointed as Interim Chief Financial Officer of Acadia, and there are no family relationships among any of the Company’s directors or executive officers and Mr. Duckworth. Mr. Duckworth does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Duckworth as Interim Chief Financial Officer of Acadia, Mr. Duckworth and Acadia Management Company, LLC, a Delaware limited liability company, entered into an employment agreement, effective as of April 27, 2026 (the “Start Date”) (the “Duckworth Employment Agreement”).

The Duckworth Employment Agreement provides for an initial fixed term of employment commencing as of the Start Date and ending on May 1, 2027. Following such period, the term of Mr. Duckworth’s employment with the Company pursuant to the Duckworth Employment Agreement will be automatically renewed for consecutive one-year periods, unless either party provides 90 days’ prior written notice of non-renewal.

Pursuant to the Duckworth Employment Agreement, Mr. Duckworth (a) will receive a base salary at a monthly rate of $100,000 and (b) will be eligible to receive a quarterly cash bonus equal to $125,000 per quarter. Further, in the event that Mr. Duckworth’s employment is terminated without “cause” (which for the avoidance of doubt does not include a non-renewal of the employment term by the Company) or if Mr. Duckworth resigns his employment for “good reason” (each as defined in the Duckworth Employment Agreement), Mr. Duckworth will receive the following severance benefits, subject to Mr. Duckworth’s timely execution and non-revocation of a general release of claims in favor of Acadia (and certain of its affiliates and related parties, including, without limitation, Acadia Management Company, LLC) and compliance with restrictive covenants (as further described below): (i) solely to the extent that such termination occurs during the first six months of the initial term of Mr. Duckworth’s employment, an amount equal to the base salary Mr. Duckworth would have received during the remainder of such six-month period absent his termination of employment, payable in a lump sum within sixty days following the termination date; and (ii) solely to the extent that such termination occurs in connection with the hiring of a permanent Chief Financial Officer of Acadia, a cash payment equal to $350,000, payable in a lump sum within sixty days following the termination date (and subject to Mr. Duckworth’s provision of reasonable transition services).

Pursuant to the Duckworth Employment Agreement, Mr. Duckworth will be subject to customary confidentiality and intellectual property assignment covenants, as well as non-competition, non-solicitation and non-disparagement covenants during the term of his employment and for specified periods thereafter.

The foregoing description of the Duckworth Employment Agreement is qualified in its entirety by the full text thereof, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein.

In connection with his appointment as Interim Chief Financial Officer, the Company has also entered into its standard form of indemnity agreement, a copy of which is attached as Exhibit 10.2 and incorporated by reference herein, with Mr. Duckworth.

Item 7.01	Regulation FD Disclosure.

On April 23, 2026, Acadia issued a press release in connection with the foregoing Chief Financial Officer transition. The press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement, effective as of April 27, 2026, by and between Acadia Management Company, LLC and David M. Duckworth

10.2	Form of Indemnification Agreement (for directors and officers not affiliated with Waud Capital Partners) (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed November 1, 2011 (File No. 001-35331))

99.1	Press Release, dated April 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Secretary and General Counsel